UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2011

GLOBAL AVIATION HOLDINGS INC.

(Exact name of registrant as specified in charter)

Delaware	000-52605	20-4222196
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 World Drive

Peachtree City, Georgia 30269

(Address of principal executive offices / Zip Code)

(770) 632-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act.

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01               Other Events.

Global Aviation Holdings Inc. (“Global”) issued a press release announcing that World Airways, Inc. and North American Airlines, Inc., both subsidiaries of Global and organizing members of the Alliance Team, entered into new teaming agreements for the fiscal year 2013 charter airlift services contract from the U.S. Transportation Command  (USTRANSCOM), with an expected option year for fiscal 2014.

The Registrant’s press release is included as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

Exhibit 99.1            Press Release dated November 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL AVIATION HOLDINGS INC.
(Registrant)

Dated: November 3, 2011	By:	/s/ William A. Garrett
William A. Garrett
Executive Vice President and Chief Financial Officer